MUNICIPAL PORTFOLIO

SUMMARY PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

MUNICIPAL PORTFOLIO — SHARES

SUPPLEMENT DATED MAY 27, 2016 TO

SUMMARY PROSPECTUS DATED APRIL 1, 2016

The Summary Prospectus is supplemented as follows:

Effective on or before October 14, 2016 (but in no event earlier than September 30, 2016), it is expected that the Portfolio will no longer use the amortized cost method of valuation to seek to maintain a stable $1.00 NAV per share and will have a floating NAV rounded to the fourth decimal place, which means the Portfolio will be required to sell and redeem its shares based on a share price that will fluctuate based on the current market value of the securities in the Portfolio’s holdings. In addition, effective as of October 14, 2016, the Portfolio may impose a liquidity fee upon the redemption of your shares or may temporarily suspend your ability to redeem shares if the Portfolio’s weekly liquid assets falls below certain minimums and the Portfolio’s Board of Trustees determines that the liquidity fee or suspension of redemptions is in the best interests of the Portfolio. As a result of these changes, the Portfolio will be designated as an “institutional money market fund.” Shareholders will be given written notice before the effectiveness of these changes.

Please retain this Supplement with your Summary Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northerntrust.com/institutional	NIF SPT MMUN (5/16)

NORTHERN INSTITUTIONAL FUNDS SUMMARY PROSPECTUS